UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2018 and effective as of June 14, 2018, TransAtlantic Petroleum (USA) Corp. (“TransAtlantic USA”), a wholly owned subsidiary of TransAtlantic Petroleum Ltd. (the “Company”), entered into a sublease agreement (the “Sublease”) with Longfellow Energy, LP (“Longfellow”) to lease corporate office space located at 16803 North Dallas Parkway, Addison, Texas. The Sublease was approved by the audit committee of the board of directors.

TransAtlantic USA subleases approximately 10,000 square feet of corporate office space in Addison, Texas. The initial lease term under the Sublease commenced on June 14, 2018 (the “Commencement Date”) and expires on June 30, 2020, unless earlier terminated in accordance with the Sublease. From the Commencement Date until June 30, 2019, TransAtlantic USA is required to pay monthly rent of $18,333.33 to Longfellow, plus utilities, real property taxes, and liability insurance (to the extent that TransAtlantic USA does not obtain its own liability insurance). The monthly rent increases by $416.67 for the period commencing June 30, 2019 and ending June 30, 2021.

The foregoing description of the Sublease is qualified in its entirety by reference to the Sublease, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

Pursuant to the Sublease, effective as of June 14, 2018, TransAtlantic USA and Longfellow agreed to terminate the Amended and Restated Office Lease, dated June 26, 2017, by and between TransAtlantic USA and Longfellow (the “Office Lease”).

A description of the Office Lease is included in the Company’s Form 10-Q, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 9, 2017 (the “August 9, 2017 Form 10-Q”). The description of the Office Lease is qualified in its entirety by reference to the full text of the Office Lease, which was filed as Exhibit 10.1 to the August 9, 2017 Form 10-Q and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Sublease Agreement, dated August 7, 2018 and effective June 14, 2018, by and between TransAtlantic Petroleum (USA) Corp. and Longfellow Energy, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 7, 2018

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary

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